John Hancock Funds II

Supplement dated February 16, 2016 to the current Statement of Additional Information (the “SAI”), as may be supplemented

Health Sciences Fund (the “fund”)

Effective April 1, 2016, Ziad Bakri will join Taymour Tamaddon as a portfolio manager of the fund. Mr. Bakri and Mr. Tamaddon will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio, until July 1, 2016, when Mr. Tamaddon will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Tamaddon as a portfolio manager of the fund will be removed from the SAI effective July 1, 2016. Mr. Bakri will continue to serve as the portfolio manager of the fund and will be solely responsible for the day-to-day management of the fund’s portfolio.

The following supplements the portfolio manager information presented in Appendix B of the SAI relating to T. Rowe Price Associates, Inc. (“T. Rowe Price”) regarding the portfolio managers of the fund, and reflects information as of August 31, 2015.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets

Ziad Bakri	0	$0	0	$0	0	$0

There are no accounts that pay fees based upon performance.

Ownership of Fund Shares. Mr. Bakri did not beneficially own any shares of the funds as of August 31, 2015.

You should read this Supplement in conjunction with the SAI and retain it for future reference.